Exhibit 99.1

Horizon Pharma plc Reports Third Quarter 2014 Financial Results and Raises Guidance for 2014 and 2015

— Net Sales Increase Three-Fold to $75.1 Million; Adjusted EBITDA of $28.1 Million —

— Conference Call and Webcast Today, November 6th, at 8:00 a.m. ET —

DUBLIN, IRELAND – November 6, 2014 – Horizon Pharma plc (NASDAQ: HZNP) today provided an update on the Company’s business and announced financial results for the third quarter and nine months ended September 30, 2014.

Quarterly Financial Highlights

(in millions except for per share amounts)	Q3 2014		Q3 2013	% Change
Total net sales	$75.1		$24.1	+211.6%
Adjusted EBITDA	28.1		0.6	NM
Net income (loss)	2.1		(5.5)	NM
Adjusted non-GAAP net income (loss)	25.3		(2.1)	NM
Net income (loss) per share – basic	$0.03		$(0.08)	NM
Adjusted non-GAAP net income (loss) per share – basic	0.32		(0.03)	NM
Net income (loss) per share – diluted	0.02		(0.08)	NM
Adjusted non-GAAP net income (loss) per share – diluted	0.24		(0.03)	NM
Cash and cash equivalents	$248.8	[1]	$58.7	+324.2%

[1]	The $248.8 million balance is prior to the acquisition of PENNSAID® 2% for $45 million in cash and $14.6 million paid in connection with the induced conversion of $69.4 million of 5% Senior Convertible Notes in October.

Strong Growth Continues

“Our strong operational execution in the third quarter, along with our recent business development activity, gives us great confidence as we close out this year,” said Timothy P. Walbert, chairman, president and chief executive officer, Horizon Pharma plc. “Our year-to-date performance, along with expectations for ACTIMMUNE® and our recently announced acquisition of PENNSAID® 2%, allow us to increase our guidance for both 2014 and 2015.”

Third Quarter 2014 Financial Results

•	Total net sales in the third quarter of 2014 were $75.1 million, compared with $24.1 million in the third quarter of 2013, representing 211.6 percent year over year growth.

Net sales (in millions)	Q3 2014	Q3 2013	% Change
VIMOVO®[1]	$43.2	—	NA
DUEXIS®	22.8	$21.5	+5.8%
RAYOS®	5.6	1.9	+202.0%
ACTIMMUNE[2]	2.7	—	NA
LODOTRA®	0.8	0.7	+7.2%

Total net sales	$75.1	$24.1	+211.6%

[1]	The Company began selling VIMOVO in January 2014.
[2]	ACTIMMUNE was acquired September 19, 2014.

•	Gross profit margins were 81.8 percent of net sales in the third quarter of 2014 compared with 86.7 percent of net sales in the third quarter of 2013, and on a non-GAAP basis, were 95.7 percent of net sales in the third quarter of 2014 compared with 92.7 percent of net sales in the third quarter of 2013, after excluding depreciation, intangible amortization, amortization of inventory step-up and royalty accretion.

•	Total operating expenses were $73.5 million in the third quarter of 2014, compared to $23.6 million in the third quarter of 2013. Third quarter 2014 operating expenses included $28.3 million of Vidara transaction expenses.

•	Adjusted EBITDA was $28.1 million after excluding the impact of $31.5 million in Vidara acquisition related expenses, a bargain purchase gain from the Vidara acquisition of $22.2 million and other non-GAAP adjustments, compared with $0.6 million in the previous year.

•	On a GAAP basis, net income in the third quarter of 2014 was $2.1 million, or $0.03 basic earnings per share and $0.02 diluted earnings per share.

•	Adjusted non-GAAP net income was $25.3 million, or $0.32 basic earnings per share and $0.24 diluted earnings per share.

Summary of Non-GAAP Adjustments

	Q3 2014			Q3 2013
(in millions except per share amounts)	U.S. GAAP	Adjustments	Non-GAAP	U.S. GAAP	Adjustments	Non-GAAP
Net sales	$75.1	—	$75.1	$24.1	—	$24.1
EBITDA[1]	(7.4)	$35.5	28.1	(0.5)	$1.1	0.6
Net income (loss)	2.1	23.2	25.3	(5.5)	3.4	(2.1)
Net income (loss) per share-basic	$0.03	$0.29	$0.32	$(0.08)	$0.05	$(0.03)
Net income (loss) per share-diluted	0.02	0.22	0.24	(0.08)	0.05	(0.03)

[1]	EBITDA is a non-GAAP measure.

Balance Sheet

•	The Company had cash and cash equivalents of $248.8 million as of September 30, 2014, an increase of $119.9 million from June 30, 2014, including approximately $81.8 million remaining from the proceeds of the $300 million senior secured credit facility after the cash payment for the Vidara transaction and financing expenses.

•	Total debt was $413.8 million, with net debt at $165.0 million at September 30, 2014. These figures do not take into account the conversion of $69.4 million of the 5% Convertible Senior Notes that occurred in late October 2014.

Third Quarter and Recent Major Events

•	On September 19, 2014, the Company completed the acquisition of Vidara Therapeutics International plc and the resulting formation of Horizon Pharma plc, headquartered in Dublin, Ireland.

•	Elected Liam Daniel and Virinder Nohria, M.D., Ph.D. to the Company’s board of directors following the closing of the acquisition of Vidara Therapeutics International plc.

•	Received FDA approval of Orphan Drug Designation for ACTIMMUNE in Friedreich’s ataxia (FA).

•	Presented encouraging data from a Phase 2 clinical study of ACTIMMUNE (interferon gamma-1b) treatment in children with FA.

•	Acquired the U.S. rights to PENNSAID 2% on October 17, 2014 for a $45 million one-time cash payment along with an eight-year exclusive manufacturing agreement and announced expectation to begin selling the product in early January 2015.

•	Received three additional patents from the U.S. Patent and Trademark Office with claims covering VIMOVO with patent terms through 2022.

•	Received a Notice of Allowance from the U.S. Patent and Trademark Office on a patent application covering VIMOVO and titled “Method for Treating a Patient at Risk for Developing an NSAID-associated Ulcer” with expected patent terms out to 2030.

•	Received additional Notice of Allowance from the U.S. Patent and Trademark Office with claims covering RAYOS out to 2027.

•	Induced conversion of an aggregate principal amount of $69.4 million of 5.00% Convertible Senior Notes due 2018, issuing an aggregate of 12,944,350 ordinary shares and making an aggregate cash payment of $14.6 million in late October 2014.

Increased 2014 and 2015 Guidance

Based on current business expectations, along with the recently completed acquisition of PENNSAID 2%, the Company today updated and raised its guidance for both 2014 and 2015:

2014	Former Guidance	New Guidance
Net sales	$270 to $280 million	$280 to $290 million
Adjusted EBITDA	$80 to $90 million	$90 to $100 million

2015
Net sales	$380 to $405 million	$425 to $450 million
Adjusted EBITDA	$150 to $170 million	$160 to $180 million

Long term Prospects

In summary, Mr. Walbert said, “We are excited about our long term prospects as we continue to focus on making our products more accessible to patients in the U.S. through our Prescriptions Made Easy™ program. Our strong operating cash flow and financial leverage support our ability to execute on our aggressive business development strategy to acquire products and companies to further enhance shareholder value.”

Note Regarding Use of Non-GAAP Financial Measures

Horizon provides certain financial measures such as adjusted non-GAAP net income (loss), adjusted non-GAAP net income (loss) per share, non-GAAP gross profit margins and non-GAAP cash from operations that include adjustments to GAAP figures. These adjustments to GAAP exclude the bargain purchase gain related to the acquisition of Vidara, acquisition transaction related expenses as well as non-cash items such as stock compensation, depreciation and amortization, royalty accretion, non-cash interest expense, and other non-cash adjustments such as the increase or decrease in the fair value of the embedded derivative associated with the Company’s convertible senior notes. Certain other special items or substantive events may also be included in the non-GAAP adjustments periodically when their magnitude is significant within the periods incurred. EBITDA, or earnings before interest, taxes, depreciation and amortization, and adjusted EBITDA are also used and provided by Horizon as non-GAAP financial measures. Horizon believes that these non-GAAP financial measures, when considered together with the GAAP figures, can enhance an overall understanding of Horizon’s financial performance. The non-GAAP financial measures are included with the intent of providing investors with a more complete understanding of the Company’s operational results and trends. In addition, these non-GAAP financial measures are among the indicators Horizon’s management uses for planning and forecasting purposes and measuring the Company’s performance. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, non-GAAP financial measures used by other companies. Please refer to the financial statements portion of this press release where the Company has provided a reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures. However, the Company has not provided a reconciliation of full year 2014 and 2015 adjusted EBITDA outlook to a net income (loss) outlook because certain items that are a component of net income (loss) but not part of adjusted EBITDA, such as stock compensation and acquisition related expenses, cannot be reasonably projected, either due to the significant impact of changes in Horizon’s stock price on stock compensation, or the variability associated with acquisition related expenses due to timing and other factors.

Conference Call

At 8:00 a.m. Eastern Time today, the Company will host a live conference call and webcast to review its financial and operating results and provide a general business update.

The live webcast and a replay may be accessed by visiting Horizon’s website at http://ir.horizon-pharma.com. Please connect to the Company’s website at least 15 minutes prior to the live webcast to ensure adequate time for any software download that may be needed to access the webcast. Alternatively, please call 1-888-338-8373 (U.S.) or 973-872-3000 (international) to listen to the conference call. The conference ID number for the live call is 21893017. Telephone replay will be available approximately two hours after the call and until November 13. To access the replay, please call 1-855-859-2056 (U.S.) or 404-537-3406 (international). The conference ID number for the replay is 21893017.

About Horizon Pharma plc

Horizon Pharma plc is a specialty biopharmaceutical company focused on improving patients’ lives by identifying, developing, acquiring and commercializing differentiated products that address unmet medical needs. The Company markets a portfolio of products in arthritis, inflammation and orphan diseases. Horizon’s U.S. marketed products are ACTIMMUNE® (interferon gamma-1b), DUEXIS® (ibuprofen/famotidine), RAYOS®

(prednisone) delayed-release tablets and VIMOVO® (naproxen/esomeprazole). Beginning in January 2015, the Company expects to begin marketing PENNSAID® (diclofenac sodium topical solution) 2% w/w in the United States. Horizon’s global headquarters are in Dublin, Ireland. For more information, please visit www.horizonpharma.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding expected 2014 and 2015 net revenue and adjusted EBITDA, the expected timing for commencement of commercialization of PENNSAID 2%, Horizon’s growth strategy and the on-going commercialization of ACTIMMUNE, DUEXIS, RAYOS and VIMOVO. These forward-looking statements are based on management’s expectations and assumptions as of the date of this press release, and actual results may differ materially from those in these forward-looking statements as a result of various factors. These factors include, but are not limited to, risks regarding Horizon’s ability to commercialize products successfully, including risks relating to availability of coverage and adequate reimbursement and pricing from government and third party payers and risks relating to the success of Horizon’s Prescriptions-Made-Easy or PME specialty pharmacy program, whether commercial data regarding ACTIMMUNE, DUEXIS, PENNSAID 2%, RAYOS and VIMOVO in the United States for any historical periods are indicative of future results, Horizon’s ability to comply with post-approval regulatory requirements, Horizon’s ability to enforce its intellectual property rights to its products, and Horizon’s ability to execute on its plan to grow through acquiring or in licensing additional products or companies. For a further description of these and other risks facing the Company, please see the risk factors described in the Company’s filings with the United States Securities and Exchange Commission, including those factors discussed under the caption “Risk Factors” in those filings. Forward-looking statements speak only as of the date of this press release and the Company undertakes no obligation to update or revise these statements, except as may be required by law.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share data)

	As of
	September 30, 2014	December 31, 2013
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$248,781	$80,480
Restricted cash	738	738
Accounts receivable, net	80,022	15,958
Inventories, net	23,848	8,701
Prepaid expenses and other current assets	7,378	4,888

Total current assets	360,767	110,765

Property and equipment, net	4,656	3,780
Other intangible assets, net	131,870	66,274
Developed technology, net	612,068	64,820
Other assets	15,534	6,957

TOTAL ASSETS	$1,124,895	$252,596

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Convertible debt, net	$116,799	$—
Accounts payable	22,197	9,921
Accrued trade discounts and rebates	70,501	8,123
Accrued expenses	39,431	15,926
Accrued royalties, current portion	25,876	8,010
Deferred revenues, current portion	1,350	1,330

Total current liabilities	276,154	43,310

LONG-TERM LIABILITIES:
Convertible debt, net of current	—	110,762
Long term debt	297,022	—
Derivative liability	—	109,410
Accrued royalties, net of current	53,368	24,982
Deferred revenues, net of current	8,629	9,686
Deferred tax liabilities, net	4,083	3,362
Other long term liabilities	154	166

Total long-term liabilities	363,256	258,368

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Ordinary shares, $0.0001 nominal value; 300,000,000 shares authorized; 106,151,328 and 66,097,417 shares issued at September 30, 2014 and December 31, 2013, respectively and 105,766,962 and 66,097,417 shares outstanding at September 30, 2014 and December 31, 2013, respectively	11	7
Treasury stock, 384,366 ordinary shares at September 30, 2014	(4,585)	—
Additional paid-in capital	1,182,327	410,430
Accumulated other comprehensive loss	(3,196)	(2,403)
Accumulated deficit	(689,072)	(457,116)

Total shareholders’ equity (deficit)	485,485	(49,082)

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,124,895	$252,596

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
REVENUES:
Net sales	$75,126	$24,112	$193,114	$43,936
Cost of goods sold	13,644	3,207	46,073	9,370

Gross profit	61,482	20,905	147,041	34,566

OPERATING EXPENSES:
Research and development	4,223	2,154	10,601	7,185
Sales and marketing	31,111	15,621	86,932	48,475
General and administrative	38,109	5,874	66,982	15,998

Total operating expenses	73,443	23,649	164,515	71,658

Operating loss	(11,961)	(2,744)	(17,474)	(37,092)

OTHER INCOME (EXPENSE), NET:
Interest expense, net	(5,194)	(3,601)	(13,608)	(10,646)
Foreign exchange (loss) gain	(2,754)	1,118	(3,076)	667
Loss on derivative fair value	—	—	(214,995)	—
Bargain purchase gain	22,171	—	22,171	—
Other, net	(3,241)	—	(8,241)	—

Total other income (expense), net	10,982	(2,483)	(217,749)	(9,979)

Loss before (benefit) expense for income taxes	(979)	(5,227)	(235,223)	(47,071)
(BENEFIT) EXPENSE FOR INCOME TAXES	(3,042)	265	(3,267)	(967)

NET INCOME (LOSS)	$2,063	$(5,492)	$(231,956)	$(46,104)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	78,392,971	64,645,677	73,109,603	63,168,797
Diluted	85,687,267	64,645,677	73,109,603	63,168,797
NET INCOME (LOSS) PER SHARE:
Basic	$0.03	$(0.08)	$(3.17)	$(0.73)
Diluted	$0.02	$(0.08)	$(3.17)	$(0.73)

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Nine Months Ended September 30,
	2014	2013
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(231,956)	$(46,104)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Change in estimate of VIMOVO royalties	13,033	—
Depreciation and intangible amortization expense	17,662	5,838
Share-based compensation	10,111	3,206
Royalty accretion	5,617	—
Loss on derivative revaluation	214,995	—
Bargain purchase gain	(22,171)	—
Amortization of debt discount and deferred financing costs	7,087	3,043
Loss on asset disposal	11	—
Paid in kind interest expense	—	2,228
Foreign exchange loss (gain)	3,076	(667)
Changes in operating assets and liabilities:
Accounts receivable	(52,033)	(13,211)
Inventories	129	(1,626)
Prepaid expenses and other current assets	(2,091)	499
Accounts payable	10,555	(951)
Accrued trade discounts and rebates	46,113	6,206
Accrued expenses	796	(45)
Deferred revenues	(324)	(869)
Deferred tax liabilities	(3,278)	(988)
Other non-current assets and liabilities	138	332

Net cash provided by (used in) operating activities	17,470	(43,109)

CASH FLOWS FROM INVESTING ACTIVITIES:
Payment for acquisition, net of cash acquired	(179,220)	—
Purchases of property and equipment	(1,837)	(643)

Net cash used in investing activities	(181,057)	(643)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of debt, net of underwriting fees and issuance costs	286,966	—
Proceeds from the issuance of ordinary shares in connection with warrant and stock option exercises	34,966	—
Proceeds from the settlement of covered call transactions	9,385	—
Proceeds from the issuance of ordinary shares under an ATM agreement, net of issuance costs	—	5,998
Proceeds from the issuance of ordinary shares through ESPP programs	649	213
Repayment of notes payable	—	(7,956)

Net cash provided by (used in) financing activities	331,966	(1,745)

Effect of foreign exchange rate changes on cash	(78)	60

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	168,301	(45,437)
CASH AND CASH EQUIVALENTS, beginning of the year	80,480	104,087

CASH AND CASH EQUIVALENTS, end of the period	$248,781	$58,650

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME (LOSS)

(in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
Adjusted Non-GAAP Net Income (Loss):
GAAP Net Income (Loss)	$2,063	$(5,492)	$(231,956)	$(46,104)
Non-GAAP Adjustments:
Bargain purchase gain	(22,171)	—	(22,171)	—
Vidara acquisition costs	31,477	—	45,651	—
Deferred tax benefit resulting from a reduction in valuation allowance due to acquisition related deferred tax liabilities	(3,048)	—	(3,048)	—
Remeasurement of VIMOVO royalties	—	—	13,033	—
Loss on derivative revaluation	—	—	214,995	—
Amortization and accretion:
Intangible amortization expense (net of tax effect)	6,083	1,344	15,447	3,979
Amortization of debt discount and deferred financing costs	2,421	1,214	7,087	3,043
Accretion of royalty liabilities	2,664	—	5,617	—
Amortization of inventory step-up adjustment	1,540	—	1,540	—
Amortization of deferred revenue	(156)	(555)	(478)	(770)
Share-based compensation	4,024	1,106	10,111	3,206
Depreciation expense	413	302	1,193	861

Total of non-GAAP adjustments	23,247	3,411	288,977	10,319

Adjusted Non-GAAP Net Income (Loss)	$25,310	$(2,081)	$57,021	$(35,785)

Weighted average shares - Basic	78,392,971	64,645,677	73,109,603	63,168,797

Adjusted Non-GAAP Net Income (Loss) Per Share - Basic:
GAAP net income (loss) per share-Basic	$0.03	$(0.08)	$(3.17)	$(0.73)
Non-GAAP adjustments	0.29	0.05	3.95	0.16

Adjusted Non-GAAP Net Income (Loss) per share - Basic	$0.32	$(0.03)	$0.78	$(0.57)

Weighted average shares - Diluted
Weighted average shares - Basic	78,392,971	64,645,677	73,109,603	63,168,797
Ordinary stock equivalents	35,258,496	—	35,577,854	—

Weighted average shares - Diluted	113,651,467	64,645,677	108,687,457	63,168,797

Adjusted Non-GAAP Net Income (Loss) Per Share - Diluted:
Adjusted Non-GAAP Net Income (Loss)	$25,310	$(2,081)	$57,021	$(35,785)
Add: Convertible debt interest expense, net of taxes	1,875	—	5,625	—

Adjusted Non-GAAP Net Income (Loss) - Diluted	$27,185	$(2,081)	$62,646	$(35,785)

GAAP net income (loss) per share-Diluted	$0.02	$(0.08)	$(3.17)	$(0.73)
Non-GAAP adjustments	0.29	0.05	3.95	0.16
Diluted earnings per share effect of ordinary share equivalents	(0.07)	—	(0.20)	—

Adjusted Non-GAAP Net Income (Loss) per share - Diluted	$0.24	$(0.03)	$0.58	$(0.57)

ADDITIONAL GAAP TO NON-GAAP RECONCILIATIONS

EBITDA, Gross Profit and Operating Cash Flow

(in thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
	(Unaudited)		(Unaudited)
EBITDA and Adjusted EBITDA:
GAAP Net Income (Loss)	$2,063	$(5,492)	$(231,956)	$(46,104)
Bargain purchase gain	(22,171)	—	(22,171)	—
Depreciation	413	302	1,193	861
Amortization and accretion:
Intangible amortization expense	6,083	1,344	15,447	3,979
Accretion of royalty liabilities	2,664	—	5,617	—
Amortization of deferred revenue	(156)	(555)	(478)	(770)
Amortization of inventory step-up adjustment	1,540	—	1,540	—
Interest expense, net (including amortization of debt discount and deferred financing costs)	5,194	3,601	13,608	10,646
Expense (benefit) for income taxes	(3,042)	265	(3,267)	(967)

EBITDA	$(7,412)	$(535)	$(220,468)	$(32,355)

Non-GAAP adjustments:
Remeasurement of VIMOVO royalties	—	—	13,033	—
Loss on derivative revaluation	—	—	214,995	—
Vidara acquisition costs	31,477	—	45,651	—
Share-based compensation	4,024	1,106	10,111	3,206

Total of Non-GAAP adjustments	$35,501	$1,106	$283,790	$3,206

Adjusted EBITDA	$28,089	$571	$63,322	$(29,149)

Non-GAAP Gross Profit:
GAAP net sales	$75,126	$24,112	$193,114	$43,936
GAAP cost of goods sold	13,644	3,207	46,073	9,370

GAAP gross profit	$61,482	$20,905	$147,041	$34,566

GAAP gross profit %	81.8%	86.7%	76.1%	78.7%
Non-GAAP Gross Profit:
GAAP gross profit	$61,482	$20,905	$147,041	$34,566
Non-GAAP gross profit adjustments:
Remeasurement of VIMOVO royalties	—	—	13,033	—
Intangible amortization expense	6,083	1,344	15,447	3,979
Accretion of royalty liabilities	2,664	—	5,617	—
Amortization of inventory step-up adjustment	1,540	—	1,540	—
Depreciation	90	95	264	259

Total of Non-GAAP adjustments	$10,377	$1,439	$35,901	$4,238

Non-GAAP gross profit	$71,859	$22,344	$182,942	$38,804

Non-GAAP gross profit %	95.7%	92.7%	94.7%	88.3%
Non-GAAP Cash Provided By (Used) in Operating Activities:
GAAP cash provided by (used in) operating activities	$1,466	$(9,441)	$17,470	$(43,109)
Cash payments related to Vidara acquisition costs	20,026	—	29,034	—
Cash payments post closing of certain transaction costs of Vidara	14,116	—	14,116	—

Non-GAAP cash provided by (used in) operating activities	$35,608	$(9,441)	$60,620	$(43,109)

Contacts:

Media and Investors:

Robert F. Carey

Executive Vice President, Chief Business Officer

investor-relations@horizonpharma.com

Elizabeth M. Higashi, CFA

Vice President, Investor Relations

investor-relations@horizonpharma.com

+1 224 383-3285

SOURCE: Horizon Pharma plc